UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 October 7, 2004

                             ----------------------

                              L Q CORPORATION, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

         000-25977                                        77-0421089
 (COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)

                               888 Seventh Avenue
                            New York, New York 10019
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 974-5730
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

               Item 5.02. Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

        On October 7, 2004, the Board of Directors of L Q Corporation, Inc. (formerly Liquid Audio, Inc.) (the "Company") appointed director William J. Fox to serve as the Company's President and Chief Executive Officer. James A. Mitarotonda resigned as the Company's President and Chief Executive Officer effective as of October 7, 2004 and will continue to serve as Chairman of the Company's Board of Directors.

        Mr. Fox, 48, served as the Chairman, President and Chief Executive Officer of AKI, Inc., a specialty marketing services company, from February 1999 until October 2004. Prior to that, Mr. Fox was President of Strategic and Corporate Development for Revlon Worldwide, Chief Executive Officer of Revlon Technologies and a director of Revlon, Inc. Mr. Fox currently serves as the Vice Chairman of Barington Capital Group, a non-executive Co-Chairman of the Board of Directors of Loehmann's Holdings, Inc. and as a director of Nephros, Inc.

        In addition, the Board of Directors expanded the board to be comprised of six members and has appointed Steven Berns and Stephen Liguori to serve as directors. Mr. Berns will serve as a Class III director and as the Chairman of the Board's Audit Committee. In addition, Mr. Berns will replace Joseph Wright as an independent member of the Board's Nominating and Corporate Governance Committee. Mr. Liguori will serve as a Class II director as well as an independent member of the Board's Compensation Committee and Nominating and Corporate Governance Committee. Mr. Wright will continue to serve as the Chairman of the Board's Compensation Committee and as an independent member of the Board's Audit Committee.

        Mr. Liguori has been a Managing Director and the Chief Retail Marketing Officer of Morgan Stanley's Individual Investor Group since January 2001. Prior to that, Mr. Liguori was the head of Citibanking North America's E-Consumer Division from June 2000 to October 2000 and Business Manager at Citibanking, N.A. from June 1998 to June 2000. Mr. Berns has been the Vice Chairman and Executive Vice President of MDC Partners, Inc. since September 2004. Prior to that, Mr. Berns was the Senior Vice President and Treasurer of The Interpublic Group of Companies, Inc. from August 1999 until September 2004. Mr. Berns is a Certified Public Accountant and serves on the board of directors of LivePerson, Inc.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            L Q CORPORATION, INC.


Dated:  October 11, 2004                    By: /s/ Melvyn Brunt
                                                -----------------------
                                                Melvyn Brunt
                                                Chief Financial Officer